Exhibit 10.40

Form of Stock Option Agreement

IKARIA, INC.

Stock Option Agreement

Amended and Restated 2010 Long Term Incentive Plan

This Stock Option Agreement (this “Agreement”) is made between Ikaria, Inc. (the “Company”), a Delaware corporation, and the Participant.

NOTICE OF GRANT

I.                                        Participant Information

Participant:
Participant Address:

II.                                   Grant Information

Grant Date:
Number of Shares:
Exercise Price Per Share:
Vesting Commencement Date:
Type of Option:	Incentive Stock Option/ Nonqualified Stock Option

III.                              Vesting Table

Vesting Date	Shares that Vest
First anniversary of the Vesting Commencement Date	[1/4]
Second anniversary of the Vesting Commencement Date	[1/4]
Third anniversary of the Vesting Commencement Date	[1/4]
Fourth anniversary of the Vesting Commencement Date	[1/4]

IV.                               Expiration Date

5:00 pm Eastern time on Date:

This Agreement includes this Notice of Grant and the following Exhibits, which are expressly incorporated by reference in their entirety herein:

Exhibit A — General Terms and Conditions

Exhibit B — Notice of Exercise and Restricted Stock Agreement

Exhibit C — Common Stockholders Agreement

Exhibit D — Confidentiality and Noncompetition Agreement

Exhibit E — Amended and Restated 2010 Long Term Incentive Plan

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

IKARIA, INC.	PARTICIPANT

Name:	Name:
Title:

1 of 24

Form of Stock Option Agreement

Stock Option Agreement
Amended and Restated 2010 Long Term Incentive Plan

EXHIBIT A

GENERAL TERMS AND CONDITIONS

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.                                      Grant of Option.  This Agreement evidences the grant by the Company, on the grant date (the “Grant Date”) set forth in the Notice of Grant that forms part of this Agreement (the “Notice of Grant”), to the Participant, an employee, advisor, consultant or director of the Company, of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Amended and Restated 2010 Long Term Incentive Plan (the “Plan”), the number of shares set forth in the Notice of Grant (the “Shares”) of non-voting common stock, $0.01 par value per share, of the Company (“Common Stock”) at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”).  Unless earlier terminated, this option shall expire at the time set forth in the Notice of Grant (the “Final Exercise Date”).  Effective upon the consummation of an Initial Public Offering (as defined in the Plan) or any other conversion of all of the outstanding shares of the Company’s non-voting common stock into voting common stock, the option shall automatically convert and represent the right to purchase Company voting common stock without any further action on the part of the Company or the Participant (with the terms “Shares”, “Common Stock” and the like as used herein referring to such Company voting common stock after the date of any such Initial Public Offering or other conversion).

It is intended that the option evidenced by this Agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) solely to the extent set forth in the Notice of Grant.  To the extent not designated as an incentive stock option, or to the extent that the option does not qualify as an incentive stock option, the option shall be a nonstatutory stock option.  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                      Vesting Schedule.

This option will become exercisable (“vest”) in accordance with the Vesting Table set forth in the Notice of Grant.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.                                      Exercise of Option.

(a)                                 Form of Exercise.  Each election to exercise this option (i) shall be accompanied by the Notice of Exercise and Restricted Stock Agreement in the form attached as Exhibit B, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan and (ii) shall be accompanied by an executed counterpart signature page to the Company’s Common Stockholders Agreement, as it may be amended from time to time, a copy of the current version of which is attached as Exhibit C.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b)                                 Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any Parent or Subsidiary, each as defined in the Plan (an “Eligible Participant”).

(c)                                  Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d), (e) and (f) below or expressly set forth in another agreement between the Participant and the Company, the right to exercise this option shall terminate ninety (90) days after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, including the provisions of Exhibit D attached hereto, the right to exercise this option shall terminate immediately upon such violation.

(d)                                 Exercise Period Upon Disability.  If the Participant ceases to be an Eligible Participant by reason of becoming disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date and the Company has not terminated such relationship for “cause” as defined in paragraph (f) below, then, except as expressly set forth in another agreement between the Participant and the Company, this option shall be exercisable, within the period of six months following such cessation (but in no event after the Final Exercise Date), by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of such cessation.

(e)                                  Exercise Period Upon Death.  If the Participant ceases to be an Eligible Participant by reason of his or her death prior to the Final Exercise Date and the Company has not terminated such relationship for “cause”, or the Participant dies within the ninety (90)-day period following cessation of service with the Company other than for “cause”, then, except as expressly set forth in another agreement between the Participant and the Company, this option shall be exercisable, within the period of six months following the date of death of the Participant (but in no event after the Final Exercise Date), by the Participant’s authorized transferee, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death.

(f)                                   Termination for Cause.  If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause (as defined below), then, except as expressly set forth in another agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon the effective date of such termination of employment.  If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement.  Otherwise, “Cause” shall mean (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company, including the provisions of Exhibit D attached hereto), as determined by the Company, which determination shall be conclusive.  The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

4.                                      Tax Matters.

(a)                                 Withholding.  No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b)                                 Disqualifying Disposition.  If this option satisfies the requirements to be treated as an incentive stock option under the Code and the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

5.                                      Transfer Restrictions.

(a)                                 This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.  The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

(b)                                 The Shares issued upon exercise of this option are subject to the restrictions on transfers set forth in the Notice of Exercise and Restricted Stock Agreement attached hereto as Exhibit B and the Common Stockholders Agreement attached hereto as Exhibit C.

6.                                      Confidential Information; Noncompetition; Work Product.  By accepting this option, Participant is hereby acknowledging and agreeing to the provisions set forth in the Confidentiality and Noncompetition Agreement attached hereto as Exhibit D related to confidential information, noncompetition and work product.  Without limitation to any other remedies available under law or those set forth in Exhibit D, the Participant agrees that if Participant breaches any of the provisions of Exhibit D, then (a) the Participant’s right to exercise this option shall terminate immediately, (b) any Shares acquired by the Participant upon exercise of this option that continue to be held by the Participant shall be subject to repurchase by the Company, in its sole discretion, at a price equal to the Exercise Price set forth in the Notice of Grant and (c) if the Participant acquired any Shares upon the exercise of this option and the Participant has sold, transferred or otherwise disposed of such Shares, then the Participant shall be required to pay to the Company, in cash, within 30 days of a written request by the Company for such payment, the difference between the Exercise Price set forth in the Notice of Grant and the price at which the Participant sold the Shares.

7.                                      Miscellaneous.

(a)                                 No Rights to Employment.  The Participant acknowledges and agrees that the grant of the this option and its vesting pursuant to Section 2 do not constitute an express or implied promise of continued employment for the vesting period of the option, or for any period.

(b)                                 Section 409A.  This Agreement is intended to comply with or be exempt from the requirements of Section 409A and shall be construed consistently therewith.  In any event, the Company makes no representations or warranties and will have no liability to the Participant or to any other person, if any of the provisions of or payments under this Agreement are determined to constitute nonqualified deferred compensation subject to Section 409A but that do not satisfy the requirements of that Section.

(c)                                  Entire Agreement.  This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement; provided that any separate employment or severance agreement between the Company and the Participant that includes terms relating to the acceleration of vesting of equity awards shall not be superseded by this Agreement.  In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

(d)                                 Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware, without regard to any applicable conflict of law principles.

(e)                                  Interpretation.  The interpretation and construction of any terms or conditions of the Plan or this Agreement by the Compensation Committee shall be final and conclusive.

EXHIBIT B

NOTICE OF EXERCISE AND RESTRICTED STOCK AGREEMENT

Date: (1)

Attention:  Treasurer

Dear Sir or Madam:

I am the holder of                   (2) Stock Option granted to me under the Ikaria, Inc. (the “Company”) Amended and Restated 2010 Long Term Incentive Plan on                     (3) for the purchase of                     (4) shares of Common Stock of the Company (the “Shares”) at a purchase price of $                    (5) per share.

I hereby exercise my option to purchase                   (6) shares of Common Stock (the “Shares”), for which I have enclosed                     (7) in the amount of                 (8), plus any applicable withholding tax.   Enclosed herewith is a counterpart signature page indicating my agreement to be bound as a “Stockholder” by the Company’s Common Stockholders Agreement, as may be amended from time to time (the “Common Stockholders Agreement”).

Please register my stock certificate as follows:

Name(s):	(9)

Address:

(1)                                 Enter the date of exercise.

(2)                                 Enter either “an Incentive” or “a Nonstatutory” or both.

(3)                                 Enter the date of grant.

(4)                                 Enter the total number of shares of Common Stock for which the option was granted.

(5)                                 Enter the option exercise price per share of Common Stock.

(6)                                 Enter the number of shares of Common Stock to be purchased upon exercise of all or part of the option.

(7)                                 Enter “cash”, “personal check” or if permitted by the option or Plan, “stock certificates No. XXXX and XXXX”.

(8)                                 Enter the dollar amount (price per share of Common Stock times the number of shares of Common Stock to be purchased), or the number of shares tendered.  Fair market value of shares tendered, together with cash or check, must cover the purchase price of the shares issued upon exercise.

(9)                                 Enter name(s) to appear on stock certificate: (a) Your name only; (b) Your name and other name (i.e., John Doe and Jane Doe, Joint Tenants With Right of Survivorship); or (c) In the case of a Nonstatutory option only, a Child’s name, with you as custodian (i.e., Jane Doe, Custodian for Tommy Doe).  Note:  There may be income and/or gift tax consequences of registering shares in a Child’s name.

Tax I.D. #:	(10)

(11)

I represent, warrant and covenant as follows:

1.              In addition to any other limitation on transfer created by applicable securities laws, I shall not assign, encumber or dispose of any interest in the Shares except in compliance with the Common Stockholders Agreement and applicable securities laws.

2.              I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

3.              I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

4.              I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

5.              I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

6.              I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

7.              I understand that the certificate or certificates representing the Shares shall bear the following legends (as well as any other legends required by applicable state and federal corporate and securities laws):

(10)                          Social Security Number of Holder(s).

(11)                          The investment representation is not necessary if the issuance of the shares is covered by an effective registration statement on Form S-8.

(i)             THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(ii)          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8.              I agree and acknowledge that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9.              I understand and acknowledge that the Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

Very truly yours,

(Signature)

NOTE:  THE FOLLOWING SHEET IS A COUNTERPART SIGNATURE PAGE TO THE COMPANY’S COMMON STOCKHOLDERS AGREEMENT, WHICH MUST ALSO BE SIGNED AND RETURNED TO THE COMPANY IN ORDER TO EXERCISE YOUR STOCK OPTION PURSUANT TO SECTION 3 OF THE OPTION AGREEMENT.

IF YOU ARE MARRIED YOUR SPOUSE MUST ALSO SIGN THE COUNTERPART SPOUSAL CONSENT TO THE COMMON STOCKHOLDERS AGREEMENT.

IN WITNESS WHEREOF, this Common Stockholders Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

INDIVIDUAL STOCKHOLDER:

Name:

[SIGNATURE PAGE TO IKARIA, INC. COMMON STOCKHOLDERS AGREEMENT]

The undersigned acknowledges that the undersigned has read the foregoing Common Stockholders Agreement between the Company and the undersigned’s spouse, understands that the undersigned’s spouse holds shares of Common Stock subject to the provisions of such Agreement and agrees to be bound by the foregoing Agreement.

Spouse Of:

[SIGNATURE PAGE TO IKARIA, INC. COMMON STOCKHOLDERS AGREEMENT]

EXHIBIT C

IKARIA, INC.

COMMON STOCKHOLDERS AGREEMENT

See Common Stockholders Agreement among Ikaria, Inc. and the stockholders listed on the signature pages thereto, dated as of February 22, 2007, filed as exhibit 4.2 to Ikaria Inc.’s Registration Statement on Form S-1 filed on May 13, 2010.

EXHIBIT D

CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

I.                                         The Participant acknowledges that the Participant’s employment by or other service to the Company will, throughout such employment or service period, bring the Participant into close contact with the confidential affairs of the Company and its subsidiaries, including access to information about their client and customer lists and information concerning proprietary manufacturing formulations and processes, costs, profits, real estate, markets, sales, products, key personnel, pricing policies, operational methods, patents, research and development, technical processes, and other business affairs and methods, plans for future product development and other information not readily available to the public.  The Participant further acknowledges that the services to be performed by the Participant are of a special, unique, unusual, extraordinary and intellectual character.  The Participant further acknowledges that the business of the Company and its subsidiaries is international in scope, that their products are marketed throughout the world, that the Company and its subsidiaries competes in nearly all of their business activities with other entities that are or could be located in nearly any part of the world and that the nature of the Participant’s services, position and expertise are such that the Participant is capable of competing with the Company and its subsidiaries from nearly any location in the world.  In recognition of the foregoing, the Participant covenants and agrees:

1.  For Participants Resident in States Other Than California, Wisconsin, Texas, and Louisiana:

(a)                                  The Participant, at all times while the Participant is an employee of or service provider to the Company and thereafter, shall hold in a fiduciary capacity for the benefit of the Company all secret, trade, proprietary or confidential information, knowledge or data relating to the Company or any of its affiliated companies and shareholders, and their respective businesses, that the Participant obtains during the Participant’s employment by the Company or any of its affiliated companies and that is not public knowledge (other than as a result of the Participant’s violation of this Section (a)) (“Confidential Information”).  The Participant shall not communicate, divulge or disseminate Confidential Information at any time during or after the Participant’s employment with or service to the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.  Nothing in this paragraph diminishes or limits any protection granted by law to trade secrets or relieves Employee of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret.

(b)                                 During the “Noncompetition Period,” the Participant shall not, without the prior written consent of the Board, engage in or become associated with a “Competitive Activity.”  For purposes of these provisions:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the twelve-month anniversary of the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Competitive Activity” means any business or other endeavor that engages in clinical or pre- clinical research or development, manufacturing, marketing, sales, or commercialization of products or services that directly or indirectly compete with, or are a therapeutic alternative to, either (x) the products of, or services engaged in by, the Company or any of its subsidiaries at the Date of Termination in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company or (y) the products proposed to be developed or commercialized, or services proposed to be engaged in, by the Company or any of its subsidiaries at the Date of Termination in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company (provided that clause (y) shall apply only to any proposed business activity as to which the Company or any of its subsidiaries has devoted significant and documented efforts at the Date of Termination, whether internally or through acquisition, licensing or other business development activities); provided, however, that the Participant shall not be engaged in a Competitive Activity if the Participant is providing services to a division or subsidiary of a multi-division entity or holding company, so long as no division or subsidiary to which the Participant provides services is in competition with the Company or its subsidiaries, and the Participant does not otherwise engage in a Competitive Activity on behalf of the multi-division entity or any competing division or subsidiary; and (iii) the Participant shall be considered to have become “associated with a Competitive Activity” if the Participant becomes directly or indirectly involved as an owner, investor (other than a passive stockholder of less than five percent (5%) of a corporation the securities of which are traded on a national securities exchange), employee, officer, director, consultant, independent contractor, agent, partner, advisor, or in any other capacity in a role where Participant may draw upon the goodwill of the Company or where Participant’s knowledge of the Confidential Information of the Company is likely to affect Participant’s decisions or actions with regard to the Competitive Activity, to the detriment of Company.

(c)                                  During the Noncompetition Period, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity (x) directly or indirectly hire, solicit, induce or attempt to solicit or induce any employee of the Company or any of its subsidiaries to terminate his employment with the Company or any of its subsidiaries, or to provide any assistance whatsoever to any person, firm or entity engaged in a Competitive Activity, or (y) directly or indirectly induce any business, entity or person with which the Company or any of their subsidiaries has a business relationship to terminate or alter such business relationship.

(d)                                 In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(e)                                  The Participant acknowledges that while the Participant is an employee of or service provider to the Company, the Participant may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”), and that various business opportunities shall be presented to the Participant by reason of the Participant’s employment by the Company.  The Participant acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Participant shall have no personal interest therein and the Participant does hereby assign all rights, title and interest therein to the Company; provided that they are either related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries, or are, in the case of Work Product, conceived or made on the Company’s time or with the use of the Company’s facilities or materials, or, in the case of business opportunities, are presented to the Participant for the possible interest or participation of the Company or any of its subsidiaries.  The Participant agrees that the Participant will not assert any rights to any Work Product or business opportunity as having been made or acquired by the Participant prior to the date hereof.

(f)                                    The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the option granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

2.  For Participants Resident in California:

(a)                              The Participant, at all times while the Participant is an employee of or service provider to the Company and thereafter, shall hold in a fiduciary capacity for the benefit of the Company all secret, trade, proprietary or confidential information, knowledge or data relating to the Company or any of its subsidiaries companies and shareholders, and their respective businesses, that the Participant obtains during the Participant’s employment by the Company or any of its subsidiaries and that is not public knowledge (other than as a result of the Participant’s violation of this Section (a)) (“Confidential Information”).  The Participant shall not communicate, divulge or disseminate Confidential Information at any time during or after the Participant’s employment with or service to the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.

(b)                                 During the “Noncompetition Period,” the Participant shall not, without the prior written consent of the Board, engage in or become associated with a “Competitive Activity.”  For purposes of these provisions:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Competitive Activity” means any business or other endeavor that engages in clinical or pre- clinical research or development, manufacturing, marketing, sales, or commercialization of products or services that directly or indirectly compete with, or are a therapeutic alternative to, either (x) the products of, or services engaged in by, the Company or any of its subsidiaries during the Noncompetition Period in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company or (y) the products proposed to be developed or commercialized, or services proposed to be engaged in, by the Company or any of its subsidiaries during the Noncompetition Period in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company (provided that clause (y) shall apply only to any proposed business activity as to which the Company or any of its subsidiaries has devoted significant and documented efforts during the Noncompetition Period, whether internally or through acquisition, licensing or other business development activities); provided, however, that the Participant shall not be engaged in a Competitive Activity if the Participant is providing services to a division or subsidiary of a multi-division entity or holding company, so long as no division or subsidiary to which the Participant provides services is in competition with the Company or its subsidiaries, and the Participant does not otherwise engage in a Competitive Activity on behalf of the multi-division entity or any competing division or subsidiary; and (iii) the Participant shall be considered to have become “associated with a Competitive Activity” if the Participant becomes directly or indirectly involved as an owner, investor (other than a passive stockholder of less than five percent (5%) of a corporation the securities of which are traded on a national securities exchange), employee, officer, director, consultant, independent contractor, agent, partner, advisor, or in any other capacity calling for the rendition of the Participant’s personal services, with any individual, partnership, corporation or other organization that is engaged directly or indirectly in a Competitive Activity.

(c)                                  During both the Noncompetition Period and the twelve-month period following the Date of Termination, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity, directly or indirectly, solicit, induce or attempt to solicit or induce any employee of the Company or any of its subsidiaries to terminate his employment with the Company or any of its subsidiaries, or to provide any assistance whatsoever to any person, firm or entity engaged in a Competitive Activity.  During the Noncompetition Period, the Participant shall not directly or indirectly induce any business, entity or person with which the Company or any of its subsidiaries has a business relationship to terminate or alter such business relationship.

(d)                                 In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(e)                                  The Participant Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his/her right, title and interest in and to all inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”) and all related patents, patent applications, copyrights and copyright applications to the maximum extent permitted by Section 2870 of the California Labor Code or any like statute of any other state.  The Participant hereby also waives all claims to moral rights in any Work Product.  The Participant understands that the provisions of this Agreement requiring assignment of Work Product to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code Section 2870 (attached hereto as Appendix A).  The Participant agrees to advise the Company promptly in writing of any invention that he/she believes meets the criteria in Section 2870 and is not otherwise disclosed on Appendix B.

(f)                                    The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the option granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

3.                                       For Participants Resident in Wisconsin and Texas

(a)                                  Company will provide Participant with access to secret, trade, proprietary or confidential information relating to Company and its subsidiaries and shareholders that is not readily available outside Company or its subsidiaries and that Company and its subsidiaries take steps to protect (“Confidential Information”).  (“Confidential Information” shall not include information that Participant can prove (i) was in the public domain, being publicly and openly known through lawful and proper means, (ii) was independently developed or acquired by Participant without reliance in any way on other Confidential Information of Company or any subsidiary or (iii) was approved by Company for use and disclosure by Participant without restriction.)  The Participant shall not communicate, divulge, or disseminate Confidential Information where such disclosure would be detrimental to the interests of Company (except as required by law), but only for so long as such Confidential Information continues to be not generally known to, and not readily ascertainable through proper means by, Company’s competitors.  The promises contained in this paragraph are not intended to preclude Participant from being gainfully employed by another or on his or her own, but are intended to prohibit him or her from using the confidential or proprietary information described herein in a manner that is not for the financial benefit of Company.  Nothing in this paragraph diminishes or limits any protection granted by law to trade secrets or relieves Employee of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret.

(b)                                 Independent of any other restriction, the Participant during the “Noncompetition Period” shall not, for him(her)self, or on behalf of any other person or entity, directly or indirectly provide services to a “Direct Competitor” in a role where Participant will be expected to draw upon the customer goodwill he gained while with Company or where Participant’s knowledge of “Confidential Information” is likely to affect Participant’s decisions or actions for the Direct Competitor to the detriment of Company.  For purposes of this provision:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the twelve-month anniversary of the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Direct Competitor” means any business or other endeavor that engages in clinical or pre- clinical research or development, manufacturing, marketing, sales, or commercialization of “Competitive Products or Services” in any geographic location in the United States (except that “Direct Competitor” does not include any business which the parties have agreed in writing to exclude from the definition, and Company will not unreasonably or arbitrarily withhold such agreement); and (iii) “Competitive Products or Services” means products or services that serve the same function as or are a therapeutic alternative to products or services that Company or its subsidiaries offered at the Date of Termination, or to products or services under development or commercialization by Company or its subsidiaries at the Date of Termination (with development or commercialization demonstrated by significant and documented efforts, whether internally or through acquisition, licensing or other business development activities).

(c)                                  Independent of any other restriction, for a period of one year after Participant’s employment with or service to the Company is terminated for any reason, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity, directly or indirectly induce any business, entity or person with which the Company or its subsidiaries has a business relationship (collectively, “Business Associates”) to terminate or alter such business relationship (provided that clause (y) shall apply only to those Business Associates who did business with the Company within the last six months of Participant’s employment or service and (1) about whom Participant, as a result of his or her employment or service, had access to confidential information or goodwill that would assist in solicitation of such Person, or (2) with whom Participant personally dealt on behalf of Company in the 12 months immediately preceding the last day of Participant’s employment or service and that Participant was introduced to or otherwise had business contact with such Business Associate as a result of his or her employment or service with the Company).

(d)                                 Independent of any other restriction, Participant shall not, either personally or in conjunction with others, either (a) solicit, interfere with, or endeavor to cause any employee of Company or its subsidiaries to leave such employment or (b) otherwise induce or attempt to induce any such employee to terminate employment with Company or its subsidiaries.  Nothing in this paragraph is meant to prohibit an employee of Company or its subsidiaries who is not a party to this Agreement from becoming employed by another organization or person.

(e)                                  In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(f)                                    The Participant acknowledges that while the Participant is an employee of or service provider to the Company, the Participant may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”), and that various business opportunities shall be presented to the Participant by reason of the Participant’s employment by the Company.

The Participant acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Participant shall have no personal interest therein and the Participant does hereby assign all rights, title and interest therein to the Company; provided that they are either related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries, or are, in the case of Work Product, conceived or made on the Company’s time or with the use of the Company’s facilities or materials, or, in the case of business opportunities, are presented to the Participant for the possible interest or participation of the Company or any of its subsidiaries.  The Participant agrees that the Participant will not assert any rights to any Work Product or business opportunity as having been made or acquired by the Participant prior to the date hereof.

(g)                                 The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the option granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

4.                                       For Participants Resident in Louisiana

(a)                                  Company will provide Participant with access to secret, trade, proprietary or confidential information relating to Company and its subsidiaries and shareholders that is not readily available outside Company or its subsidiaries and that Company and its subsidiaries take steps to protect (“Confidential Information”).  (“Confidential Information” shall not include information that Participant can prove (i) was in the public domain, being publicly and openly known through lawful and proper means, (ii) was independently developed or acquired by Participant without reliance in any way on other Confidential Information of Company or any subsidiary or (iii) was approved by Company for use and disclosure by Participant without restriction.)  The Participant shall not communicate, divulge or disseminate Confidential Information at any time during or after the Participant’s employment with or service to the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.  Nothing in this paragraph diminishes or limits any protection granted by law to trade secrets or relieves Employee of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret.

(b)                                 During the “Noncompetition Period,” the Participant shall not, without the prior written consent of the Board, engage in or become associated with a “Competitive Activity” in West Baton Rouge Parish or any parish or county in the United States where Company does business.  For purposes of these provisions:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the twelve-month anniversary of the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Competitive Activity” means any business or other endeavor that engages in clinical or pre- clinical research or development, manufacturing, marketing, sales, or commercialization of products or services that directly or indirectly compete with, or are a therapeutic alternative to, either (x) the products of, or services engaged in by, the Company or any of its subsidiaries at the Date of Termination or (y) the products proposed to be developed or commercialized, or services proposed to be engaged in, by the Company or any of its subsidiaries at the Date of Termination (provided that clause (y) shall apply only to any proposed business activity as to which the Company or any of its subsidiaries has devoted significant and documented efforts at the Date of Termination, whether internally or through acquisition, licensing or other business development activities); provided, however, that the Participant shall not be engaged in a Competitive Activity if the Participant is providing services to a division or subsidiary of a multi-division entity or holding company, so long as no division or subsidiary to which the Participant provides services is in competition with the Company or its subsidiaries, and the Participant does not otherwise engage in a Competitive Activity on behalf of the multi-division entity or any competing division or subsidiary; and (iii) the Participant shall be considered to have become “associated with a Competitive Activity” if the Participant becomes directly or indirectly involved as an owner, investor (other than a passive stockholder of less than five percent (5%) of a corporation the securities of which are traded on a national securities exchange), employee, officer, director, consultant, independent contractor, agent, partner, advisor, or in any other capacity in a role where Participant’s ability to draw upon the goodwill or Confidential Information of the Company is likely to affect Participant’s decisions or actions with regard to the Competitive Activity, to the detriment of Company.

(c)                                  During the Noncompetition Period, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity (x) directly or indirectly hire, solicit, induce or attempt to solicit or induce any employee of the Company or any of its subsidiaries to terminate his employment with the Company or any of its subsidiaries, or to provide any assistance whatsoever to any person, firm or entity engaged in a Competitive Activity, or (y) directly or indirectly induce any business, entity or person with which the Company or any of their subsidiaries has a business relationship to terminate or alter such business relationship.

(d)                                 In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(e)                                  The Participant acknowledges that while the Participant is an employee of or service provider to the Company, the Participant may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”), and that various business opportunities shall be presented to the Participant by reason of the Participant’s employment by the Company.  The Participant acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Participant shall have no personal interest therein and the

Participant does hereby assign all rights, title and interest therein to the Company; provided that they are either related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries, or are, in the case of Work Product, conceived or made on the Company’s time or with the use of the Company’s facilities or materials, or, in the case of business opportunities, are presented to the Participant for the possible interest or participation of the Company or any of its subsidiaries.  The Participant agrees that the Participant will not assert any rights to any Work Product or business opportunity as having been made or acquired by the Participant prior to the date hereof.

(f)                                    The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the option granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

II.                                     To the extent permitted by law, any restriction set forth in this Agreement that is found by any court of competent jurisdiction to be unreasonable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, may be interpreted to extend only over the maximum period of time, range of activities or geographic area deemed to be reasonable.

III.                                 To the extent permitted by law, the invalidity of any provision of this Agreement will not and shall not be deemed to affect the validity of any other provision.  In the event that any provision of this Agreement is held to be invalid, it shall be considered expunged, and the parties agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid provision.

APPENDIX A

TO CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

CALIFORNIA LABOR CODE SECTION 2870

(a)          Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:

(1)          Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or

(2)          Result from any work performed by the employee for the employer.

(b)          To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

APPENDIX B

TO CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

LIST OF PRIOR INVENTIONS

AND ORIGINAL WORKS OF AUTHORSHIP:

Title	Date	Identifying Number or Brief Description

EXHIBIT E

AMENDED AND RESTATED 2010 LONG TERM INCENTIVE PLAN

See Amended and Restated Ikaria, Inc. 2010 Long Term Incentive Plan, as amended, filed as exhibit 10.3 to Ikaria Inc.’s Amendment No. 1 to its Registration Statement on Form S-1 filed on August 17, 2010.